REPAY Reports Third Quarter 2026 Financial Results

Reported GAAP revenue growth of 97% and organic revenue growth1 of 14% year-over-year, including a 9-point contribution from political media revenue

Raises Expected Annualized Cost Synergy Run-Rate Exiting 2026 to $11 Million, Up from $8 Million

ATLANTA, November 9, 2026 -- Repay Holdings Corporation (NASDAQ: RPAY) (“REPAY” or the “Company”), a leading provider of bill payment solutions, today reported financial results for its third quarter ended September 30, 2026.

Third Quarter 2026 Financial Highlights

($ in millions)	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Revenue	$77.7	$78.6	$80.8	$100.7	$153.4
Net loss (1)	(6.6)	(148.3)	(10.0)	(11.5)	(10.4)
Adjusted EBITDA (2)	31.2	32.4	34.4	36.3	50.9
Net cash provided by operating activities	32.2	23.3	16.8	40.2	9.9
Free Cash Flow (2)	20.8	13.8	5.4	27.4	(21.1)
Free Cash Flow Conversion (2)	67%	43%	16%	75%	(41%)

(1)
During the fourth quarter of 2025, Net loss was impacted by a $138.9 million goodwill impairment loss, primarily related to the Consumer Payments segment. Further information about this non-cash impairment loss can be found in the Annual Report on Form 10-K for the year ended December 31, 2025.
(2)
Adjusted EBITDA, Free Cash Flow and Free Cash Flow Conversion are non-GAAP financial measures. See “Non-GAAP Financial Measures” and the reconciliation of Adjusted EBITDA, Free Cash Flow and Free Cash Flow Conversion to their most comparable GAAP measure provided below for additional information.

“Business Payments delivered exceptional results, KUBRA grew ahead of our expectations, and we are capturing cost synergies ahead of schedule,” said John Morris, Chief Executive Officer of REPAY. “Consumer Payments reported organic revenue growth that did not meet our expectations but we are implementing deliberate initiatives to improve competitive positioning.”

Third Quarter 2026 Business Highlights

The Company's achievements in the quarter, including those highlighted below, reinforce management's belief in the ability of the Company to drive durable and long-term growth across REPAY's diversified business model.

•
Reported revenue growth of 97% and organic revenue growth1 of 14% year-over-year, including a 9-point contribution from political media revenue.
•
Consumer Payments revenue growth and organic revenue growth1 were 91% and 0.3% year-over-year, respectively; KUBRA contributed approximately $65 million of revenue, representing 8% year-over-year growth.
•
Business Payments revenue growth and normalized organic revenue growth1 were 99% and 40% year-over-year, respectively. Results included a $3 million contribution from an investment in a bank reseller channel partnership, which we expect to be a meaningful contributor going forward.
•
Realizing KUBRA cost synergies ahead of plan; now expect to exit 2026 at an annualized cost synergy run-rate of $11 million, compared to prior guidance of $8 million.

1 Organic revenue growth and normalized organic revenue growth are non-GAAP financial measures. See “Non-GAAP Financial Measures” and the reconciliations to their most comparable GAAP measure provided below for additional information.

•
Free cash flow was ($21.1) million, reflecting a $14 million investment in a bank reseller channel partnership. Cash flow generation of $9.6 million was adversely impacted by the timing of net working capital related to political media, the bank channel partnership and KUBRA professional services receivables, which we expect to reverse by year-end.
•
Net leverage2 was 3.8x at quarter-end, and liquidity was approximately $164 million, including $64 million in operating cash, plus an undrawn $100 million revolving credit facility.
•
Now reaches over 350 software partners across our Consumer and Business Payments verticals, which includes more than 50 partners from the KUBRA acquisition.
•
Accelerated AP supplier network to over 878,000, an increase of approximately 68% year-over-year.

2026 Outlook Update

“We are reiterating our full-year outlook for revenue of $490 million - $500 million, organic revenue growth of 10%-12%, and adjusted EBITDA of $168.5 million - $176 million,” said Robert Houser, Chief Financial Officer of REPAY. “Given results within core Consumer Payments, which were offset by strong political media spend revenue within Business Payments, we now expect normalized organic revenue growth in the 5%-6% range, vs. 7%-9% prior. We are also updating our free cash flow conversion targets, from 30% to a range of 20%-25% and our adjusted free cash flow conversion outlook from 35% to a range of 25%-30%, in each case, reflecting a $19 million bank channel partnership investment in the second half of the year; however, we remain on track to reduce net leverage below 3.0x by year-end 2027.”

REPAY is updating the previously presented outlook and expects the following financial results for full year 2026:

Full Year 2026 Outlook
	Prior	Current
Revenue	$490 - 500 million	$490 - 500 million
Organic Revenue Growth	10% - 12%	10% - 12%
Normalized Organic Revenue Growth	7% - 9%	5% - 6%
Adjusted EBITDA	$168.5 - 176 million	$168.5 - 176 million
Free Cash Flow Conversion	30%	20%-25%
Adjusted Free Cash Flow Conversion	35%	25%-30%

REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures, such as Adjusted EBITDA, Free Cash Flow Conversion and Adjusted Free Cash Flow Conversion, to the most directly comparable GAAP financial measure, because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have a significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading.

2 Net leverage is a non-GAAP financial measure. See “Non-GAAP Financial Measures” below for additional information.

Segments

The Company reports its financial results based on two reportable segments.

Consumer Payments – The Consumer Payments segment provides an end-to-end bill payment platform, including bill design and presentment, communication services, and payment processing solutions (including debit and credit card processing, ACH processing and other electronic payment acceptance solutions, as well as our loan disbursement product) that enable the Company’s clients to notify, distribute billing statements, collect payments, and disburse funds to consumers and includes the Company’s clearing and settlement solutions (“RCS”) offering. RCS is the Company’s proprietary clearing and settlement platform through which the Company markets customizable payment processing programs to other Independent Sales Organizations (“ISOs”) and payment facilitators. In addition, the Company provides professional services to clients for customization and configuration of the product suite offering. The strategic vertical markets served by the Consumer Payments segment primarily include utilities, personal loans, automotive loans, government, receivables management, financial institutions, credit unions, mortgage servicing, consumer healthcare, insurance, and diversified retail.

Business Payments – The Business Payments segment provides payment processing solutions (including accounts payable automation, debit and credit card processing, virtual credit card processing, ACH processing and other electronic payment acceptance solutions) that enable REPAY’s clients to collect payments from or send payments to other businesses. The strategic vertical markets served within the Business Payments segment primarily include retail automotive, education, field services, governments and municipalities, healthcare, media, homeowner association management and hospitality.

Segment Revenue, Gross Profit, and Gross Profit Margin

	Three Months Ended September 30,			Nine Months Ended September 30,
($ in thousands)	2026	2025	% Change	2026	2025	% Change
Revenue
Consumer Payments	$137,046	$71,721	91%	$305,844	$214,138	43%
Business Payments	23,945	12,010	99%	51,414	33,943	51%
Elimination of intersegment revenues (1)	(7,593)	(6,006)		(22,361)	(17,405)
Total revenue	$153,398	$77,725	97%	$334,897	$230,676	45%
Gross profit (2)
Consumer Payments	$90,506	$55,562	63%	$218,803	$167,702	30%
Business Payments	16,571	8,234	101%	35,155	23,376	50%
Elimination of intersegment revenues (1)	(7,593)	(6,006)		(22,361)	(17,405)
Total gross profit	$99,484	$57,790	72%	$231,597	$173,673	33%

Total gross profit margin (3)	65%	74%		69%	75%
(1)
Elimination of intersegment revenues represents revenue eliminations between business units within the Consumer Payments segment and Business Payments segment, as well as eliminations of intersegment revenues for consolidation purposes.
(2)
Gross profit represents revenue less costs of services, including depreciation and amortization of assets used directly in the Company’s bill presentment operations.
(3)
Gross profit margin represents total gross profit divided by total revenue.

Conference Call

REPAY will host a conference call to discuss third quarter financial results today, November 9, 2026 at 5:00 pm ET. Hosting the call will be John Morris, CEO, and Robert Houser, CFO. The call will be webcast live from REPAY’s investor relations website at https://investors.repay.com/investor-relations. The conference call can also be accessed live over the phone by dialing (877) 407-3982, or for international callers (201) 493-6780. A replay will be available one hour after the call and can be accessed by dialing (844) 512-2921 or (412) 317-6671 for international callers; the conference ID is 13763338. The replay will be available at https://investors.repay.com/investor-relations.

Non-GAAP Financial Measures

This report includes certain non-GAAP financial measures that management uses to evaluate the Company’s operating business, measure performance, and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring charges, such as non-cash impairment loss, (gain) loss on extinguishment of debt, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, restructuring and other strategic initiative costs, and other non-recurring charges. Adjusted EBITDA margin is a non-GAAP financial measure that represents Adjusted EBITDA divided by GAAP revenue. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring charges, such as non-cash impairment loss, (gain) loss on extinguishment of debt, non-cash change in fair value of assets and liabilities, share-based compensation expense, transaction expenses, restructuring and other strategic initiative costs, other non-recurring charges, non-cash interest expense and net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Adjusted Net Income per share is a non-GAAP financial measure that represents Adjusted Net Income divided by the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of the outstanding units exchangeable for shares of Class A common stock) for the three and nine months ended September 30, 2026 and 2025 (excluding shares subject to forfeiture). Free Cash Flow is a non-GAAP financial measure that represents net cash flow provided by operating activities less total capital expenditures. Free Cash Flow Conversion represents Free Cash Flow divided by Adjusted EBITDA. Adjusted Free Cash Flow represents Free Cash Flow plus technology, merger and integration costs. Adjusted Free Cash Flow Conversion represents Adjusted Free Cash Flow divided by Adjusted EBITDA. Organic revenue growth represents year-over-year revenue growth that excludes incremental revenue attributable to acquisitions and dispositions made in the applicable prior period or any subsequent period (for clarity, the acquisition of KUBRA is the only transaction excluded from organic revenue growth for the periods presented in this release). Normalized organic revenue growth represents year-over-year organic revenue growth that excludes incremental revenue attributable to political media spending associated with the 2026 election cycle in our media payments business. Net Leverage represents net debt (total borrowings minus cash and cash equivalents) divided by LTM Adjusted EBITDA. LTM Adjusted EBITDA represents the sum of the Adjusted EBITDA for the four most recent fiscal quarters. REPAY believes that Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income, Adjusted Net Income per share, Free Cash Flow, Free Cash Flow Conversion, Adjusted Free Cash Flow, Adjusted Free Cash Flow Conversion, organic revenue growth, normalized organic revenue growth and Net leverage provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, these non-GAAP financial measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, net cash provided by operating activities, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled as the same or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider REPAY’s non-GAAP financial measures alongside other financial performance measures, including net income, net cash provided by operating activities and REPAY’s other financial results presented in accordance with GAAP.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, including 2026 outlook update, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “guidance,” “will likely result,” “are expected to,” “will continue,” “should,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s market and growth opportunities, REPAY’s business strategy and the plans and objectives of management for future operations and the allocation of capital. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond REPAY’s control.

In addition to factors disclosed in REPAY’s reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2025 and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the inability to integrate and/or realize the benefits of the KUBRA transaction, including expected synergies; that the KUBRA acquisition could disrupt the Company’s relationships with customers, employees or other business partners; the impact, cost and effect of actions by activist stockholders; the risk that our stockholder rights plan may delay, discourage or prevent a change of control or acquisition of the Company, even if such action may be considered beneficial by some stockholders; exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry, the utilities industry and consumer and commercial spending, including bank failures or other adverse events affecting financial institutions, inflationary pressures, evolving U.S. trade policies or general economic slowdown; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; the ability to retain, develop and hire key personnel; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY and the risk that REPAY may not be able to maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources it believes to be reliable; however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY’s proprietary, integrated payment technology provides a comprehensive end-to-end platform offering digital payments, bill design & presentment, and communication services for clients, while enhancing the overall experience for consumers and businesses.

Contacts

Investor Relations Contact for REPAY:

ir@repay.com

Media Relations Contact for REPAY:

Kristen Hoyman

(404) 637-1665

khoyman@repay.com

Condensed Consolidated Statements of Operations

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands, except per share data)	2026	2025	2026	2025
Revenue	$153,398	$77,725	$334,897	$230,676
Operating expenses
Costs of services	53,914	19,935	103,300	57,003
Selling, general and administrative	62,700	35,159	144,901	105,010
Depreciation and amortization	36,681	25,640	89,857	76,415
Impairment loss	—	—	—	103,781
Total operating expenses	153,295	80,734	338,058	342,209
Income (loss) from operations	103	(3,009)	(3,161)	(111,533)
Other income (expense)
Interest income	264	911	968	3,464
Interest expense	(15,548)	(3,085)	(27,375)	(9,279)
Gain (loss) on extinguishment of debt	(205)	1,374	(1,179)	1,374
Change in fair value of tax receivable liability	1,995	(4,607)	(5,115)	(10,138)
Other income (loss), net	168	(9)	444	(262)
Total other income (expense)	(13,326)	(5,416)	(32,257)	(14,841)
Loss before income tax benefit	(13,223)	(8,425)	(35,418)	(126,374)
Income tax benefit	2,820	1,808	3,452	3,557
Net loss	$(10,403)	$(6,617)	$(31,966)	$(122,817)
Less: Net loss attributable to non-controlling interest	(1,066)	(203)	(1,703)	(6,205)
Net loss attributable to the Company	$(9,337)	$(6,414)	$(30,263)	$(116,612)

Weighted-average shares of Class A common stock outstanding - basic and diluted	83,502,242	82,579,954	83,105,427	86,720,963

Loss per Class A share attributable to the Company - basic and diluted	$(0.11)	$(0.08)	$(0.36)	$(1.34)

Condensed Consolidated Balance Sheets

($ in thousands)	September 30, 2026 (Unaudited)	December 31, 2025
Assets
Cash and cash equivalents	$63,826	$115,692
Current restricted cash	33,307	29,327
Accounts receivable, net	75,520	33,172
Inventories	2,401	—
Prepaid expenses and other	28,300	18,641
Total current assets	203,354	196,832

Property and equipment, net	4,380	1,243
Noncurrent restricted cash	7,465	10,633
Intangible assets, net	560,472	329,844
Goodwill	651,539	474,512
Operating lease right-of-use assets, net	15,464	8,866
Deferred tax assets	154,474	173,028
Other assets	5,080	4,791
Total noncurrent assets	1,398,874	1,002,917
Total assets	$1,602,228	$1,199,749

Liabilities
Accounts payable	$50,081	$25,177
Accrued expenses	58,827	52,959
Contract liabilities	26,400	1,211
Current maturities of long-term debt, net	5,000	146,477
Current operating lease liabilities	5,126	1,548
Current finance lease liabilities	453	—
Current tax receivable agreement ($0 and $1,555 held for related parties as of September 30, 2026 and December 31, 2025, respectively)	—	13,702
Other current liabilities	255	666
Total current liabilities	146,142	241,740

Long-term debt, net	748,310	280,065
Noncurrent operating lease liabilities	11,888	8,790
Noncurrent finance lease liabilities	919	—
Deferred tax liabilities	37,996	—
Tax receivable agreement, net of current portion ($8,038 and $20,748 held for related parties as of September 30, 2026 and December 31, 2025, respectively)	192,354	187,239
Other liabilities	133	133
Total noncurrent liabilities	991,600	476,227
Total liabilities	$1,137,742	$717,967

Commitments and contingencies

Stockholders' equity
Class A common stock, $0.0001 par value; 2,000,000,000 shares authorized; 96,307,625 issued and 82,931,736 outstanding as of September 30, 2026; 95,138,635 issued and 81,762,746 outstanding as of December 31, 2025	8	8
Class V common stock, $0.0001 par value; 1,000 shares authorized and 100 shares issued and outstanding as of September 30, 2026 and December 31, 2025	—	—
Treasury stock, 13,375,889 shares repurchased as of both September 30, 2026 and December 31, 2025	(92,025)	(92,025)
Additional paid-in capital	1,181,662	1,166,998
Accumulated deficit	(620,813)	(590,550)
Total Repay stockholders' equity	$468,832	$484,431
Non-controlling interests	(4,346)	(2,649)
Total equity	464,486	481,782
Total liabilities and equity	$1,602,228	$1,199,749

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Nine Months Ended September 30,
($ in thousands)	2026	2025
Cash flows from operating activities
Net loss	$(31,966)	$(122,817)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	89,857	76,415
Stock based compensation	15,441	13,900
Amortization of debt issuance costs	3,169	2,397
Loss on extinguishment of debt	1,179	(1,374)
Other loss	—	267
Fair value change in tax receivable agreement liability	5,115	10,138
Impairment loss	—	103,781
Deferred tax benefit	(3,452)	(3,557)
Change in accounts receivable, net	(12,594)	(265)
Change in inventories	(180)	—
Change in prepaid expenses and other	(2,704)	418
Change in lease ROU assets	2,803	1,480
Change in other assets	(289)	(2,354)
Change in accounts payable	7,470	(5,922)
Change in accrued expenses and other	(853)	(4,846)
Change in contract liabilities	(2,930)	—
Change in lease liabilities	(2,713)	(1,002)
Change in other liabilities	(412)	1,136
Net cash provided by operating activities	66,941	67,795

Cash flows from investing activities
Purchases of property and equipment	(2,997)	(199)
Purchases of intangible assets	(22,511)	—
Capitalized software development costs	(52,285)	(32,246)
Acquisition of KUBRA, net of cash and restricted cash acquired	(348,150)	—
Net cash used in investing activities	(425,943)	(32,445)

Cash flows from financing activities
Issuance of long-term debt	610,000	—
Payments on long-term debt	(257,758)	(71,976)
Payments of debt issuance costs	(29,821)	—
Payments for tax withholding related to shares vesting under Incentive Plan	(771)	(3,433)
Treasury shares repurchased	—	(38,405)
Payment of Tax Receivable Agreement	(13,702)	(16,337)
Net cash provided by (used in) financing activities	307,948	(130,151)

Decrease in cash, cash equivalents and restricted cash	(51,054)	(94,801)
Cash, cash equivalents and restricted cash at beginning of period	$155,652	$236,709
Cash, cash equivalents and restricted cash at end of period	$104,598	$141,908

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for:
Interest	$27,946	$9,114
Income taxes (net of refunds received)	$3,070	$1,703

SUPPLEMENTAL SCHEDULE OF NONCASH
OPERATING AND INVESTING ACTIVITIES
Acquisition of a software license	$5,196	$—

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

For the Three Months Ended September 30, 2026 and 2025

(Unaudited)

	Three Months Ended September 30,
($ in thousands)	2026	2025
Revenue	$153,398	$77,725
Operating expenses
Costs of services	$53,914	$19,935
Selling, general and administrative	62,700	35,159
Depreciation and amortization	36,681	25,640
Impairment loss	—	—
Total operating expenses	$153,295	$80,734
Income (loss) from operations	$103	$(3,009)
Other income (expense)
Interest income	264	911
Interest expense	(15,548)	(3,085)
Gain (loss) on extinguishment of debt	(205)	1,374
Change in fair value of tax receivable liability	1,995	(4,607)
Other income (loss), net	168	(9)
Total other income (expense)	(13,326)	(5,416)
Loss before income tax benefit	(13,223)	(8,425)
Income tax benefit	2,820	1,808
Net loss	$(10,403)	$(6,617)

Add:
Interest income	(264)	(911)
Interest expense	15,548	3,085
Depreciation and amortization (a)	36,681	25,640
Income tax benefit	(2,820)	(1,808)
EBITDA	$38,742	$19,389

(Gain) loss on extinguishment of debt (b)	205	(1,374)
Non-cash change in fair value of assets and liabilities (c)	(1,995)	4,607
Share-based compensation expense (d)	5,686	5,508
Transaction expenses (e)	2,858	238
Restructuring and other strategic initiative costs (f)	3,547	1,492
Other non-recurring charges (g)	1,838	1,342
Adjusted EBITDA	$50,881	$31,202

Quarterly Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

(Unaudited)

	Three Months Ended
($ in thousands)	December 31, 2025	March 31, 2026	June 30, 2026
Net loss	$(148,271)	$(10,034)	$(11,529)

Add:
Interest income	$(597)	$(415)	$(289)
Interest expense	4,668	3,844	7,983
Depreciation and amortization (a)	25,631	25,540	27,636
Income tax (benefit) expense	(2,312)	2,033	(2,665)
EBITDA	$(120,881)	$20,968	$21,136

Non-cash impairment loss (h)	138,907	—	—
(Gain) loss on extinguishment of debt (b)	—	—	974
Non-cash change in fair value of assets and liabilities (c)	3,369	4,563	2,547
Share-based compensation expense (d)	4,429	5,020	4,736
Transaction expenses (e)	298	258	2,780
Restructuring and other strategic initiative costs (f)	2,408	1,867	2,113
Other non-recurring charges (g)	3,871	1,686	2,015
Adjusted EBITDA	$32,401	$34,362	$36,301

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

For the Nine Months Ended September 30, 2026 and 2025

(Unaudited)

	Nine Months Ended September 30,
($ in thousands)	2026	2025
Revenue	$334,897	$230,676
Operating expenses
Costs of services	$103,300	$57,003
Selling, general and administrative	144,901	105,010
Depreciation and amortization	89,857	76,415
Impairment loss	—	103,781
Total operating expenses	$338,058	$342,209
Income (loss) from operations	$(3,161)	$(111,533)
Other income (expense)
Interest income	968	3,464
Interest expense	(27,375)	(9,279)
Gain (loss) on extinguishment of debt	(1,179)	1,374
Change in fair value of tax receivable liability	(5,115)	(10,138)
Other income (loss), net	444	(262)
Total other income (expense)	(32,257)	(14,841)
Loss before income tax benefit	(35,418)	(126,374)
Income tax benefit	3,452	3,557
Net loss	$(31,966)	$(122,817)

Add:
Interest income	(968)	(3,464)
Interest expense	27,375	9,279
Depreciation and amortization (a)	89,857	76,415
Income tax benefit	(3,452)	(3,557)
EBITDA	$80,846	$(44,144)

Non-cash impairment loss (h)	—	103,781
(Gain) loss on extinguishment of debt (b)	1,179	(1,374)
Non-cash change in fair value of assets and liabilities (c)	5,115	10,138
Share-based compensation expense (d)	15,441	14,602
Transaction expenses (e)	5,896	1,414
Restructuring and other strategic initiative costs (f)	7,527	7,727
Other non-recurring charges (g)	5,539	4,044
Adjusted EBITDA	$121,543	$96,188

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income

For the Three Months Ended September 30, 2026 and 2025

(Unaudited)

	Three Months Ended September 30,
($ in thousands)	2026	2025
Revenue	$153,398	$77,725
Operating expenses
Costs of services	$53,914	$19,935
Selling, general and administrative	62,700	35,159
Depreciation and amortization	36,681	25,640
Impairment loss	—	—
Total operating expenses	$153,295	$80,734
Income (loss) from operations	$103	$(3,009)
Other income (expense)
Interest income	264	911
Interest expense	(15,548)	(3,085)
Gain (loss) on extinguishment of debt	(205)	1,374
Change in fair value of tax receivable liability	1,995	(4,607)
Other income (loss), net	168	(9)
Total other income (expense)	(13,326)	(5,416)
Loss before income tax benefit	(13,223)	(8,425)
Income tax benefit	2,820	1,808
Net loss	$(10,403)	$(6,617)

Add:
Amortization of acquisition-related intangibles (i)	29,202	19,723
(Gain) loss on extinguishment of debt (b)	205	(1,374)
Non-cash change in fair value of assets and liabilities (c)	(1,995)	4,607
Share-based compensation expense (d)	5,686	5,508
Transaction expenses (e)	2,858	238
Restructuring and other strategic initiative costs (f)	3,547	1,492
Other non-recurring charges (g)	1,838	1,342
Non-cash interest expense (j)	1,614	779
Pro forma taxes at effective rate (k)	(10,120)	(7,450)
Adjusted Net Income	$22,432	$18,248

Shares of Class A common stock outstanding (on an as-converted basis) (l)	88,788,125	87,868,105
Adjusted Net Income per share	$0.25	$0.21

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income

For the Nine Months Ended September 30, 2026 and 2025

(Unaudited)

	Nine Months Ended September 30,
($ in thousands)	2026	2025
Revenue	$334,897	$230,676
Operating expenses
Costs of services	$103,300	$57,003
Selling, general and administrative	144,901	105,010
Depreciation and amortization	89,857	76,415
Impairment loss	—	103,781
Total operating expenses	$338,058	$342,209
Income (loss) from operations	$(3,161)	$(111,533)
Other income (expense)
Interest income	968	3,464
Interest expense	(27,375)	(9,279)
Gain (loss) on extinguishment of debt	(1,179)	1,374
Change in fair value of tax receivable liability	(5,115)	(10,138)
Other income (loss), net	444	(262)
Total other income (expense)	(32,257)	(14,841)
Loss before income tax benefit	(35,418)	(126,374)
Income tax benefit	3,452	3,557
Net loss	$(31,966)	$(122,817)

Add:
Amortization of acquisition-related intangibles (i)	70,965	58,558
Non-cash impairment loss (h)	—	103,781
(Gain) loss on extinguishment of debt (b)	1,179	(1,374)
Non-cash change in fair value of assets and liabilities (c)	5,115	10,138
Share-based compensation expense (d)	15,441	14,602
Transaction expenses (e)	5,896	1,414
Restructuring and other strategic initiative costs (f)	7,527	7,727
Other non-recurring charges (g)	5,539	4,044
Non-cash interest expense (j)	3,051	2,398
Pro forma taxes at effective rate (k)	(22,620)	(20,861)
Adjusted Net Income	$60,127	$57,610

Shares of Class A common stock outstanding (on an as-converted basis) (l)	88,391,310	92,030,806
Adjusted Net Income per share	$0.68	$0.63

Reconciliation of Operating Cash Flow to Free Cash Flow

For the Three and Nine Months Ended September 30, 2026 and 2025

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands)	2026	2025	2026	2025
Net cash provided by operating activities	$9,879	$32,227	$66,941	$67,795
Capital expenditures
Cash paid for property and equipment	(692)	(122)	(2,997)	(199)
Capitalized software development costs	(30,282)	(11,321)	(52,285)	(32,246)
Total capital expenditures	(30,974)	(11,443)	(55,282)	(32,445)
Free cash flow	$(21,095)	$20,784	$11,659	$35,350
Technology, merger, integration costs	1,982	—	4,325	—
Adjusted free cash flow	$(19,113)	$20,784	$15,984	$35,350

Free cash flow conversion	(41%)	67%	10%	37%
Adjusted free cash flow conversion	(38%)	67%	13%	37%

Quarterly Reconciliation of Operating Cash Flow to Free Cash Flow

(Unaudited)

	Three Months Ended
($ in thousands)	December 31, 2025	March 31, 2026	June 30, 2026
Net cash provided by operating activities	$23,317	$16,823	$40,239
Capital expenditures
Cash paid for property and equipment	(87)	(122)	(2,183)
Purchases of intangible assets	(200)	—	—
Capitalized software development costs	(9,251)	(11,318)	(10,685)
Total capital expenditures	(9,538)	(11,440)	(12,868)
Free cash flow	$13,779	$5,383	$27,371
Technology, merger, integration costs	—	433	1,911
Adjusted free cash flow	$13,779	$5,816	$29,282

Free cash flow conversion	43%	16%	75%
Adjusted Free cash flow conversion	43%	17%	81%

Reconciliation of Revenue Growth to Organic and Normalized Organic Revenue Growth

For the Year-over-Year Change Between the Three Months Ended September 30, 2026 and 2025

(Unaudited)

	Consumer Payments	Business Payments	Total
Total Revenue growth	91%	99%	97%
Less: Growth from acquisitions and dispositions	91%	0%	83%
Organic revenue growth (m)	0%	99%	14%
Less: Growth from contributions related to political media	—	59%	9%
Normalized Organic revenue growth (n)	0%	40%	5%

(a)
See footnote (i) for details on amortization and depreciation expenses.
(b)
For the nine months ended September 30, 2026, reflects a loss on the extinguishment of the revolving credit facility, net of a write-off of debt issuance costs relating to the principal. For the three and nine months ended September 30, 2025, reflects a gain on the repurchase of 2026 Notes principal, net of a write-off of debt issuance costs relating to the repurchased principal.
(c)
Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement.
(d)
Represents compensation expense associated with equity compensation plans.
(e)
Primarily consists of (i) during the three and nine months ended September 30, 2026, professional service fees and other costs incurred in connection with the acquisition of KUBRA and (ii) during the three and nine months ended September 30, 2025, three months ended December 31, 2025, three months ended March 31, 2026 and three months ended June 30, 2026, professional service fees and other costs incurred in connection with prior transactions.
(f)
Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course.
(g)
Reflects franchise taxes and other non-income based taxes, non-recurring legal and other litigation expenses and payments made to third-parties in connection with our IT security and personnel.
(h)
Reflects non-cash goodwill impairment loss primarily related to the Consumer Payments segment.
(i)
For the three and nine months ended September 30, 2026, reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and client relationships, non-compete agreement, and software intangibles acquired through our acquisitions of TriSource, APS, Ventanex, cPayPlus, CPS, BillingTree, Kontrol, Payix and KUBRA. For the three and nine months ended September 30, 2025, three months ended December 31, 2025, three months ended March 31, 2026 and three months ended June 30, 2026, reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and client relationships, non-compete agreement, and software intangibles acquired through our acquisitions of TriSource, APS, Ventanex, cPayPlus, CPS, BillingTree, Kontrol and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. See additional information below for an analysis of our amortization expenses:

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands)	2026	2025	2026	2025
Acquisition-related intangibles	$29,202	$19,723	$70,965	$58,558
Software	6,787	5,652	17,625	16,949
Amortization	$35,989	$25,375	$88,590	$75,507
Depreciation	692	265	1,267	908
Total Depreciation and amortization (1)	$36,681	$25,640	$89,857	$76,415

	Three Months Ended
($ in thousands)	December 31, 2025	March 31, 2026	June 30, 2026
Acquisition-related intangibles	$19,741	$19,809	$21,954
Software	5,639	5,520	3,833
Amortization	$25,380	$25,329	$25,787
Depreciation	251	211	1,849
Total Depreciation and amortization (1)	$25,631	$25,540	$27,636
(1)
Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income presented above). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles.

(j)
Represents amortization of non-cash deferred debt issuance costs.
(k)
Represents pro forma income tax adjustment effect associated with items adjusted above.
(l)
Represents the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of outstanding Post-Merger Repay Units) for the three and nine months ended September 30, 2026 and 2025. These numbers do not include any shares issuable upon conversion of the Company’s convertible senior notes. See the reconciliation of basic weighted average shares outstanding to the non-GAAP Class A common stock outstanding on an as-converted basis for each respective period below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Weighted average shares of Class A common stock outstanding - basic	83,502,242	82,579,954	83,105,427	86,720,963
Add: Non-controlling interests
Weighted average Post-Merger Repay Units exchangeable for Class A common stock	5,285,883	5,288,151	5,285,883	5,309,843
Shares of Class A common stock outstanding (on an as-converted basis)	88,788,125	87,868,105	88,391,310	92,030,806

(m)
Represents year-over-year revenue growth that excludes incremental revenue attributable to acquisitions and dispositions made in the applicable prior period or any subsequent period.

(n)
Represents year-over-year organic revenue growth that excludes incremental revenue attributable to political media spending in Q3 2026 associated with the 2026 election cycle in our media payments business.